CONECTIV CONSOLIDATING INCOME STATEMENT                                                                                 EXHIBIT D-1
FOR THE THREE MONTHS ENDED MARCH 31, 1998
(Dollars in Thousands)

                                                         Total      Consolidating   Conectiv
                                                     Consolidated      Entries       Parent     DPL (1)     ACE (1)    DCI (1)
                                                       ---------     -----------    ---------  ---------   ---------  ---------
OPERATING REVENUES
    Electric                                            354,128       $   -              $ -   $278,376    $ 75,708    $ -
    Gas                                                 115,785           -                -    115,743           -      -
    Other services                                       33,678           -                -      2,451         371     *
                                                       ---------     -----------    ---------  ---------   ---------  ---------
                                                        503,591           -                -    396,570      76,079     *
                                                       ---------     -----------    ---------  ---------   ---------  ---------

OPERATING EXPENSES
    Electric fuel and purchased power                   137,254           -                -    118,471      18,783      -
    Gas purchased                                        98,628           -                -     98,628           -      -
    Purchased electric capacity                          20,943           -                -      7,217      13,726      -
    Other services' cost of sales                        23,688           -                -      1,269         668     *
    Employee separation and other
        merger-related costs                             40,623        *                   -     40,623      51,475      -
    Operation and maintenance                           103,536        *                 353     68,939      18,761     *
    Depreciation                                         43,891        *                   -     33,020       8,839     *
    Taxes other than income taxes                        12,865           -                -      9,443       3,417     *
                                                       ---------     -----------    ---------  ---------   ---------  ---------
                                                        481,428        *                 353    377,610     115,669     *
                                                       ---------     -----------    ---------  ---------   ---------  ---------

OPERATING INCOME                                         22,163        *                (353)    18,960     (39,590)    *
                                                       ---------     -----------    ---------  ---------   ---------  ---------

OTHER INCOME
    Allowance for equity funds used
        during construction                                 332           -                -        307          25      -
    Other income                                          2,515        *              (3,588)       774         527     *
                                                       ---------     -----------    ---------  ---------   ---------  ---------
                                                          2,847        *              (3,588)     1,081         552     *
                                                       ---------     -----------    ---------  ---------   ---------  ---------

INTEREST EXPENSE
    Interest charges                                     26,355        *                 223     20,703       4,586     *
    Allowance for borrowed funds used during
        construction and capitalized interest              (764)          -                -       (722)        (42)     -
                                                       ---------     -----------    ---------  ---------   ---------  ---------
                                                         25,591        *                 223     19,981       4,544     *
                                                       ---------     -----------    ---------  ---------   ---------  ---------
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                       3,323           -                -      2,508         815      -
                                                       ---------     -----------    ---------  ---------   ---------  ---------

INCOME/(LOSS) BEFORE INCOME TAXES                        (3,904)       *              (4,164)    (2,448)    (44,397)    *
                                                       ---------     -----------    ---------  ---------   ---------  ---------

INCOME TAXES                                                 74        *                (186)        (7)    (17,015)    *
                                                       ---------     -----------    ---------  ---------   ---------  ---------

NET INCOME/(LOSS)                                      $ (3,978)       *             $(3,978)  $ (2,441)   $(27,382)    *
                                                       =========     ===========    =========  =========   =========  =========


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                         (4,136)       *              (3,978)    (2,441)    (27,540)   *
    Class A common stock                                    158           -                -          -         158      -
                                                       ---------     -----------    ---------  ---------   ---------  ---------
                                                       $ (3,978)       *             $(3,978)  $ (2,441)   $(27,382)    *
                                                       =========     ===========    =========  =========   =========  =========


(1) Consolidating financial statements for DPL, ACE, and DCI are presented in Exhibits D-2, D-3, and D-4.

*   Confidential treatment requested.

CONECTIV CONSOLIDATING INCOME STATEMENT                                                                                  EXHIBIT D-1
FOR THE THREE MONTHS ENDED MARCH 31, 1998
(Dollars in Thousands)


                                                          CES         AEE (1)      DSC         CSI         CS (1)      CCI
                                                       ----------  ------------  --------  -----------  -----------  -------
OPERATING REVENUES
    Electric                                            $  -          $ -         $ -         $ -          *         $-
    Gas                                                    -            -          -            -          *          -
    Other services                                         -          *            -          *            *          *
                                                       ----------  ------------  --------  -----------  -----------  -------
                                                           -          *            -          *            *          *
                                                       ----------  ------------  --------  -----------  -----------  -------

OPERATING EXPENSES
    Electric fuel and purchased power                      -            -          -            -            -        -
    Gas purchased                                          -            -          -            -            -        -
    Purchased electric capacity                            -            -          -            -            -        -
    Other services' cost of sales                          -          *            -          *            *          *
    Employee separation and other
        merger-related costs                               -          *            -            -            -        -
    Operation and maintenance                            *            *           *           *            *          *
    Depreciation                                           -          *           *           *            *          *
    Taxes other than income taxes                          -          *           *             -            -        -
                                                       ----------  ------------  --------  -----------  -----------  -------
                                                         *            *           *           *            *          *
                                                       ----------  ------------  --------  -----------  -----------  -------

OPERATING INCOME                                         *            *           *           *            *          *
                                                       ----------  ------------  --------  -----------  -----------  -------

OTHER INCOME
    Allowance for equity funds used
        during construction                                -            -          -            -            -        -
    Other income                                         *            *           *           *            *          -
                                                       ----------  ------------  --------  -----------  -----------  -------
                                                         *            *           *           *            *          -
                                                       ----------  ------------  --------  -----------  -----------  -------

INTEREST EXPENSE
    Interest charges                                     *            *           *           *              -        -
    Allowance for borrowed funds used during
        construction and capitalized interest              -            -          -            -            -        -
                                                       ----------  ------------  --------  -----------  -----------  -------
                                                         *            *           *           *              -        -
                                                       ----------  ------------  --------  -----------  -----------  -------
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                        -            -          -            -            -        -
                                                       ----------  ------------  --------  -----------  -----------  -------

INCOME/(LOSS) BEFORE INCOME TAXES                        *            *           *           *            *          *
                                                       ----------  ------------  --------  -----------  -----------  -------

INCOME TAXES                                             *            *           *           *            *          *
                                                       ----------  ------------  --------  -----------  -----------  -------

NET INCOME/(LOSS)                                        *            *           *           *            *          *
                                                       ==========  ============  ========  ===========  ===========  =======


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                         *            *            *          *            *          *
    Class A common stock                                   -            -          -            -            -        -
                                                       ----------  ------------  --------  -----------  -----------  -------
                                                         *            *           *           *            *          *
                                                       ==========  ============  ========  ===========  ===========  =======

(1)  Consolidating financial statements for AEE and CS are presented in Exhibits D-5 and D-9.
*     Confidential treatment requested.

CONECTIV CONSOLIDATING BALANCE SHEET                                                                                    EXHIBIT D-1
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                Total      Consolidating    Conectiv
                                             Consolidated     Entries        Parent     Resource     DPL (1)      ACE (1)   DCI (1)
                                             ------------    --------    ------------    ------   -----------  ------------ -------
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                   $ 66,995       $ -           $ 8,379      $ -       $ 23,841      $ 24,057      *
    Accounts receivable                          325,618        *            123,166       *         218,141       117,823      *
    Inventories, at average cost
        Fuel (coal, oil and gas)                  55,003          -                -         -        27,968        26,939       -
        Materials and supplies                    63,824          -                -         -        39,614        22,396       -
    Prepayments                                    7,952          -                -         -         5,837         1,052      *
    Deferred energy costs                         25,209          -                -         -         5,324        19,885       -
    Deferred income taxes, net                     2,864          -                -         -         2,864             -       -
                                             ------------    --------    ------------    ------   -----------  ------------   -----
                                                 547,465        *            131,545       *         323,589       212,152      *
                                             ------------    --------    ------------    ------   -----------  ------------   -----

INVESTMENTS
    Investment in leveraged leases               122,910          -                -         -             -             -      *
    Funds held by trustee                        151,551          -                -         -        53,211        87,108       -
    Other investments                             65,301        *          1,914,161         -            82           109      *
                                             ------------    --------    ------------    ------   -----------  ------------   -----
                                                 339,762        *          1,914,161         -        53,293        87,217      *
                                             ------------    --------    ------------    ------   -----------  ------------   -----

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                     5,600,356        *                 28         -     3,028,736     2,589,592       -
    Gas utility plant                            243,243          -                -         -       243,243             -       -
    Common utility plant                         155,845          -                -         -       155,845             -       -
                                             ------------    --------    ------------    ------   -----------  ------------   -----
                                               5,999,444        *                 28         -     3,427,824     2,589,592       -
    Less: Accumulated depreciation             2,370,924          -               16         -     1,407,757       963,151       -
                                             ------------    --------    ------------    ------   -----------  ------------   -----
    Net utility plant in service               3,628,520        *                 12         -     2,020,067     1,626,441       -
    Construction work-in-progress                206,744          -                -         -        90,790       115,954       -
    Leased nuclear fuel, at amortized cost        65,497          -                -         -        29,767        35,730       -
    Nonutility property, net                     177,029        *                  -         -         7,074         8,390       -
    Goodwill, net                                343,943        *                  -         -        73,392             -       -
                                             ------------    --------    ------------    ------   -----------  ------------   -----
                                               4,421,733        *                 12         -     2,221,090     1,786,515      *
                                             ------------    --------    ------------    ------   -----------  ------------   -----

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs             61,775          -                -         -             -        61,775       -
    Deferred recoverable income taxes            172,766          -                -         -        86,908        85,858       -
    Unrecovered New Jersey state excise tax       42,764          -                -         -             -        42,764       -
    Deferred debt refinancing costs               47,573          -                -         -        18,109        29,464       -
    Deferred other postretirement benefit
     costs                                        36,851          -                -         -             -        36,851       -
    Prepaid employee benefit costs                49,912        *                  -         -        50,717         6,368       -
    Unamortized debt expense                      27,892          -                -         -        12,680        13,653      *
    Other                                        108,534        *                603       *          47,521        31,208      *
                                             ------------    --------    ------------    ------   -----------  ------------   -----
                                                 548,067        *                603       *         215,935       307,941      *
                                             ------------    --------    ------------    ------   -----------  ------------   -----

TOTAL ASSETS                                  $5,857,027        *         $2,046,321       *      $2,813,907   $ 2,393,825      *
                                             ============    ========    ============    ======   ===========  ============   =====

(1) Consolidating financial statements for DPL, ACE, and DCI are presented in Exhibits D-2, D-3 and D-4.
* Confidential treatment requested.

CONECTIV CONSOLIDATING BALANCE SHEET                                                                                   EXHIBIT D-1
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                    CES           AEE (1)           DSC            CSI        CS (1)         CCI
                                                 ---------    -------------   --------------   ----------   ---------    ---------
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                    *                *               *            *            *            *
    Accounts receivable                          *                *               *            *            *            *
    Inventories, at average cost
        Fuel (coal, oil and gas)                        -         *                       -            -           -            -
        Materials and supplies                          -                -                -    *                   -            -
    Prepayments                                         -         *                       -    *            *            *
    Deferred energy costs                               -                -                -            -           -            -
    Deferred income taxes, net                          -                -                -            -           -            -
                                                 ---------    -------------   --------------   ----------   ---------    ---------
                                                 *                *               *            *            *            *
                                                 ---------    -------------   --------------   ----------   ---------    ---------

INVESTMENTS
    Investment in leveraged leases                      -         *                       -            -           -            -
    Funds held by trustee                               -         *                       -            -           -            -
    Other investments                            *                *               *                    -           -            -
                                                 ---------    -------------   --------------   ----------   ---------    ---------
                                                 *                *               *                    -           -            -
                                                 ---------    -------------   --------------   ----------   ---------    ---------

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                              -                -                -            -           -            -
    Gas utility plant                                   -                -                -            -           -            -
    Common utility plant                                -                -                -            -           -            -
                                                 ---------    -------------   --------------   ----------   ---------    ---------
                                                        -                -                -            -           -            -
    Less: Accumulated depreciation                      -                -                -            -           -            -
                                                 ---------    -------------   --------------   ----------   ---------    ---------
    Net utility plant in service                        -                -                -            -           -            -
    Construction work-in-progress                       -                -                -            -           -            -
    Leased nuclear fuel, at amortized cost              -                -                -            -           -            -
    Nonutility property, net                            -         *               *            *            *            *
    Goodwill, net                                       -                -                -    *            *                   -
                                                 ---------    -------------   --------------   ----------   ---------    ---------
                                                        -         *               *            *            *            *
                                                 ---------    -------------   --------------   ----------   ---------    ---------

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs                   -                -                -            -           -
    Deferred recoverable income taxes                   -                -                -            -           -
    Unrecovered New Jersey state excise tax             -                -                -            -           -
    Deferred debt refinancing costs                     -                -                -            -           -
    Deferred other postretirement benefit costs         -                -                -            -           -
    Prepaid employee benefit costs                      -                -                -            -           -
    Unamortized debt expense                            -         *               *                    -           -
    Other                                        *                *               *            *            *
                                                 ---------    -------------   --------------   ----------   ---------    ---------
                                                 *                *               *            *            *
                                                 ---------    -------------   --------------   ----------   ---------    ---------

TOTAL ASSETS                                     *                *               *            *            *            *
                                                 =========    =============   ==============   ==========   =========    =========



(1) Consolidating financial statements for AEE and CS are presented in Exhibits
D-5 and D-9.
* Confidential treatment requested.

CONECTIV CONSOLIDATING BALANCE SHEET                                                                                     EXHIBIT D-1
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                               Total      Consolidating  Conectiv
                                            Consolidated     Entries      Parent         Resource    DPL (1)      ACE (1)    DCI (1)
                                            -----------    -----------  ------------    --------- -----------  ------------  -------
                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                          $ 185,547      $ -          $ 165,000      $  -        $ 2,300      $ 18,200   $ -
    Long-term debt and preferred stock
     due within one year                        51,921         -                 -         -         32,055        18,575    *
    Variable rate demand bonds                 102,500         -                 -         -         71,500             -      -
    Accounts payable                           124,037       *                  43       *           98,600        20,757    *
    Taxes accrued                               27,761         -             6,616         -         13,618         2,250    *
    Interest accrued                            39,712         -               802       *           23,848        14,410    *
    Dividends payable                           45,898       *              44,209         -         24,492        21,406      -
    Current capital lease obligation            13,081         -                 -         -         12,472           561      -
    Accrued employee separation and
        other merger-related costs              42,309         -             5,274         -         10,713        25,908      -
    Other                                       84,025       *              (5,739)      *           23,104        56,729    *
                                            -----------    ----------- ------------    --------- -----------  ------------  -------
                                               716,791       *             216,205       *          312,702       178,796    *
                                            -----------    ----------- ------------    --------- -----------  ------------  -------

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits
     obligation                                106,153       *                   -         -          8,226        48,685      -
    Deferred income taxes, net                 874,552       *                   -         -        443,263       352,652    *
    Deferred investment tax credits             82,711         -                 -         -         39,302        43,409      -
    Long-term capital lease obligation          54,683         -                 -         -         18,506        35,920      -
    Other                                       53,366         -                 -         -         26,467        20,471      -
                                            -----------    ----------- ------------    --------- -----------  ------------  -------
                                             1,171,465       *                   -         -        535,764       501,137    *
                                            -----------    ----------- ------------    --------- -----------  ------------  -------

CAPITALIZATION
    Common stock                                 1,012       *               1,012         -              2        54,963    *
    Class A common stock                            66         -                66         -              -             -      -
    Additional paid-in capital--common
     stock                                   1,474,454       *           1,474,454         -        542,980       492,872    *
    Additional paid-in capital--
     Class A common stock                      107,095         -           107,095         -              -             -      -
    Retained earnings                          252,614       *             252,614         -        279,698       192,770    *
                                            -----------    ----------- ------------    --------- -----------  ------------  -------
                                             1,835,241       *           1,835,241         -        822,680       740,605    *
    Treasury shares, at cost                    (4,580)        -            (4,580)        -              -             -      -
    Unearned compensation                         (545)        -              (545)        -              -             -      -
                                            -----------    ----------- ------------    --------- -----------  ------------  -------
        Total common stockholders' equity    1,830,116       *           1,830,116         -        822,680       740,605    *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption    119,702         -                 -         -         89,702        30,000      -
        Subject to mandatory redemption        163,950         -                 -         -         70,000        93,950      -
    Long-term debt                           1,855,003         -                 -         -        983,059       849,337    *
                                            -----------    ----------- ------------    --------- -----------  ------------  -------
                                             3,968,771       *           1,830,116         -      1,965,441     1,713,892    *
                                            -----------    ----------- ------------    --------- -----------  ------------  -------

TOTAL CAPITALIZATION AND LIABILITIES        $5,857,027       *          $2,046,321       *       $2,813,907   $ 2,393,825    *
                                            ===========    =========== ============    ========= ===========  ============  =======

(1) Consolidating financial statements for DPL, ACE, and DCI are presented in Exhibits D-2, D-3 and D-4.
* Confidential treatment requested.

CONECTIV CONSOLIDATING BALANCE SHEET                                                                                     EXHIBIT D-1
AS OF MARCH 31, 1998
(Dollars in Thousands)


                                                     CES            AEE (1)        DSC           CSI         CS (1)         CCI
                                                  ------------    ----------    ----------   -----------   ----------    ----------
                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                 $   -          $ -           $ -            *           $ -           $ -
    Long-term debt and preferred stock due
     within one year                                    -             -           *             *              -             -
    Variable rate demand bonds                          -           *               -            -             -             -
    Accounts payable                                    -           *             *             *            *             *
    Taxes accrued                                    *              *             *             *            *             *
    Interest accrued                                 *              *               -            -             -             -
    Dividends payable                                   -             -             -            -             -             -
    Current capital lease obligation                    -             -             -           *              -             -
    Accrued employee separation and
        other merger-related costs                      -           *               -            -             -             -
    Other                                            *              *             *             *            *             *
                                                  ------------    ----------    ----------   -----------   ----------    ----------
                                                     *              *             *             *            *             *
                                                  ------------    ----------    ----------   -----------   ----------    ----------

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation            -             -             -            -             -             -
    Deferred income taxes, net                          -           *             *             *              -           *
    Deferred investment tax credits                     -             -             -            -             -             -
    Long-term capital lease obligation                  -             -             -           *              -             -
    Other                                               -           *               -           *              -             -
                                                  ------------    ----------    ----------   -----------   ----------    ----------
                                                        -           *             *             *              -           *
                                                  ------------    ----------    ----------   -----------   ----------    ----------

CAPITALIZATION
    Common stock                                     *              *             *             *              -           *
    Class A common stock                                -             -             -            -             -             -
    Additional paid-in capital--common stock         *              *             *             *              -           *
    Additional paid-in capital--Class A common
     stock                                              -             -             -            -             -             -
    Retained earnings                                *              *             *             *            *             *
                                                  ------------    ----------    ----------   -----------   ----------    ----------
                                                     *              *             *             *            *             *
    Treasury shares, at cost                            -             -             -            -             -             -
    Unearned compensation                               -             -             -            -             -             -
                                                  ------------    ----------    ----------   -----------   ----------    ----------
        Total common stockholders' equity            *              *             *             *            *             *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption             -             -             -            -             -             -
        Subject to mandatory redemption                 -             -             -            -             -             -
    Long-term debt                                      -           *             *             *            *               -
                                                  ------------    ----------    ----------   -----------   ----------    ----------
                                                     *              *             *             *            *             *
                                                  ------------    ----------    ----------   -----------   ----------    ----------

TOTAL CAPITALIZATION AND LIABILITIES                 *              *             *             *            *             *
                                                  ============    ==========    ==========   ===========   ==========    ==========


(1) Consolidating financial statements for AEE and CS are presented in Exhibits
D-5 and D-9.
* Confidential treatment requested.